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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                                   May 7, 2001
                      -----------------------------------

                        (Date of earliest event reported}



                             BioMeridian Corporation
                      -----------------------------------

             (Exact name of registrant as specified in its charter)


         Utah
                                      0-18271                   87-0284979
----------------------------       ---------------------    --------------------
(State or other jurisdiction       (Commission File No.)      (IRS Employer
   of incorporation)                                        Identification No.)


                          12411 South 265 West, Suite F
                               Draper, Utah 84020
                      -----------------------------------

          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (801) 501-7517




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Item 9.  Regulation FD Disclosure

         On May 7, 2001 BioMeridian Corporation (the "Company") mailed to its shareholders a letter from William A. Fresh, the Company's Chairman of the Board and Chief Executive Officer, together with an Annual Report, substantially in the forms of Exhibits A and B, respectively.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.


                             BioMeridian Corporation

                                By:     /s/ William A. Fresh
                                      ------------------------------------------
                                       William A. Fresh, Chief Executive Officer

                               Date: May 7, 2001

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